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                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)       October 2, 2003
                          ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


  Delaware                         1-9924                      52-1568099
 ---------------                -----------              -------------------
(State or other                  (Commission                (IRS Employer
 jurisdiction of                File Number)               Identification No.)
 incorporation)



                   399 Park Avenue, New York, New York 10043
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              (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

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                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 5.  Other Events.

On October 2, 2003, Citigroup Inc. announced that it had purchased approximately 5.6 million shares of the Company's common stock from Chairman Sanford I. Weill.


A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

      Exhibit Number
      --------------
          99.1        Press Release, dated October 2, 2003, issued by
                      Citigroup Inc.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 2, 2003               CITIGROUP INC.


                                     By:    /s/ Michael S. Helfer
                                            ------------------------
                                     Name:  Michael S. Helfer
                                     Title: General Counsel and
                                            Corporate Secretary


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                                 EXHIBIT INDEX


Exhibit Number
--------------
   99.1        Press Release, dated October 2, 2003, issued by Citigroup Inc.